EX 99.2
GLOWPOINT, INC.

NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:           ______________________
c/o Glowpoint, Inc.
430 Mountain Avenue, Ste. 301
Murray Hill, NJ 07974

You have been granted shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), the Restricted Stock Award Agreement (the “Agreement”) attached hereto, and the Company’s 2007 Stock Incentive Plan (as amended from time to time, the “Plan”), as follows (the “Award”).  Defined terms used in this Notice but not defined herein shall have the same meanings given in the Plan.

Award Number	RS-____________

Date of Award

Total Number of Shares of Common Stock Awarded	____________ shares

Vesting Schedule:

Subject to the limitations set forth in this Notice, the Agreement and the Plan, all of the Shares will become unrestricted upon the earlier to occur of:

(i)	A Change in Control or Corporate Transaction; and

(ii)	The tenth anniversary of the Date of Award.

If Grantee is terminated with or without cause or he resigns for any reason, then these shares of Restricted Stock shall be forfeited by Employee and ownership shall revert back to the Company.  For purposes of this Notice, the Agreement, and the Plan, the term “unrestricted” shall mean, with respect to any Shares, that such Shares no longer remain subject to the restrictions on transfer set forth in the Agreement.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Agreement, and the Plan.

GLOWPOINT, INC.

By:

Name:

Title:

THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT TO ANY FUTURE AWARDS, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.

The Grantee acknowledges receipt of a copy of the Agreement and the Plan and represents that he/she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof.  The Grantee has reviewed this Notice, the Agreement, and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, and the Plan.  The Grantee hereby agrees that all disputes arising out of or relating to this Notice and the Agreement shall be resolved in accordance with Section 16 of the Agreement.  The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Grantee

GLOWPOINT, INC.

RESTRICTED STOCK AWARD AGREEMENT

1.  Issuance of Shares.  Glowpoint, Inc., a Delaware corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Award Agreement (this “Agreement”), and the Company’s 2007 Stock Incentive Plan (as amended from time to time, the “Plan”).  All Shares issued hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s stockholders.  The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2.  Consideration.  The Shares have been issued to the Grantee in consideration for his/her service to the Company.  The Grantee agrees to pay upon receipt of the Notice the par value of $0.0001 for each Share issued, receipt of which is hereby acknowledged by the Company.

3.  Transfer Restrictions.  The Shares issued to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become unrestricted pursuant to the Vesting Schedule set forth in the Notice.  Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded.

4.  Escrow of Stock.  For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof.  The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable.  The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent or engages in willful misconduct relative thereto.  The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.  Upon the vesting of Restricted Shares, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.

5.  Distributions.  The Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not).

6.      Section 83(b) Election and Withholding of Taxes.  The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B.  If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.  If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares shall vest or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.  The Grantee hereby represents that he understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws.  The Grantee further represents that if he intends to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, he will submit a copy of such election to the Company and with his federal tax return for the calendar year in which the date of this Agreement falls.

7.  Additional Securities.  Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice.  The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option.  If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities.  In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

8.  Stop-Transfer Notices.  In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice, or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.  Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.  Restrictive Legends.  The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED SECURITIES SUBJECT TO A RESTRICTED STOCK AWARD AGREEMENT AND MAY NOT BE TRANSFERRED UNTIL THE RESTRICTIONS ON TRANSFER HAVE LAPSED PURSUANT TO THE TERMS OF SUCH AGREEMENT.”

11.  Entire Agreement: Governing Law.  The Notice, this Agreement, Grantee’s employment agreement, if any, and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  These documents are to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.  Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12.  Headings.  The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

13.  Dispute Resolution.  The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, this Agreement and the Plan.  The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, this Agreement and the Plan by negotiation between individuals who have authority to settle the controversy.  Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party.  Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute.  If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice or this Agreement shall be brought in the United States District Court for the Southern District of New York (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New York state court in the County of New York) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14.  Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

15.  Corporate Transactions/Changes in Control

(a)    Acceleration of Award Upon Corporate Transaction.  In the event of any Corporate Transaction, the Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer and forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by the Award.

(b)    Acceleration of Award Upon Change in Control.  Immediately upon the consummation of a Change in Control, the Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights.

16.  Definitions.  Defined terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the Notice or the Plan, as applicable.

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it.  The date and information of the transferee will be completed if and when the shares are assigned.]

    FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of Glowpoint, Inc., a Delaware corporation (the “Company”), standing in his or her name on the books of, the Company represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

EXHIBIT B

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:
SPOUSE’S NAME:
TAXPAYER’S SOCIAL SECURITY NO.:
SPOUSE’S SOCIAL SECURITY NO.:
TAXABLE YEAR:  Calendar Year 20__
ADDRESS:

The property which is the subject of this election is __________ shares of common stock of Glowpoint, Inc.  The property was transferred to the undersigned on ____________.  The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:  $_______ per share x ________ shares = $___________.  The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election also will be furnished to the person for whom the services were performed.  Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred.  The undersigned understands that this election will also be effective as an election under applicable state law.

Dated:
Taxpayer

Dated:
Spouse of Taxpayer